UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 15, 2005
                                                     ---------------------------

                         PREMIERE GLOBAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           000-27778                                     59-3074176
--------------------------------------------------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)

         3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia  30326
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

                                  404-262-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

     The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets

     On March 15, 2005, Premiere Global Services, Inc. (the "Company") announced the completion of the acquisition of substantially all of the assets, and assumption of certain liabilities, of the conferencing services business of Citizens Communications Company ("Citizens") by the Company and its wholly-owned subsidiary (the "Acquisition"). The conferencing services business of Citizens provides a full suite of audio and Web conferencing services. The Company funded the cash purchase price of approximately $41 million, net of working capital, and subject to further adjustment as provided for under the Asset Purchase Agreement dated February 16, 2005 by and among Clarinet, Inc., the Company, American Teleconferencing Services, Ltd., Conference-Call USA, LLC and Citizens (the "Purchase Agreement"), through its existing credit facility. A copy of the Purchase Agreement is Exhibit 2.1 hereto and is incorporated into this Item 2.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders

     On March 15, 2005, the Board of Directors of the Company approved the termination, effective April 30, 2005, of certain rights associated with a previously authorized and declared dividend of one preferred stock purchase right (a "Right") for each share of the Company's Common Stock outstanding on or issued after July 6, 1998, with each Right representing the right to purchase one one-thousandth of a share of Series C Junior Participating Preferred Stock. The Rights were subject to the terms and conditions of a Shareholder Protection Rights Agreement, dated as of June 23, 1998 (the "Rights Agreement"), by and between the Company and SunTrust Bank, Atlanta, as Rights Agent. In accordance with the terms of the Rights Agreement, on April 30, 2005, the right to exercise the Rights will terminate and each Right will thereafter be null and void without any further action and without any notice. In addition, the Rights will be delisted from the New York Stock Exchange. Furthermore, pursuant to the terms and conditions of the Rights Agreement, the Board's action to terminate the Rights will cause the Rights Agreement to simultaneously expire on April 30, 2005.

Item 7.01 Regulation FD Disclosure

     The Company issued a press release on March 15, 2005 relating to the Acquisition described in Item 2.01 above. The press release also included the Company's revised financial guidance for 2005 of expected consolidated revenues in the range of $500 to $520 million and expected diluted earnings per share from continuing operations in the range of $0.69 to $0.72, not including the impact of the adoption of a revision to SFAS 123, "Share-Based Payment" ("SFAS No. 123R") requiring the expensing of stock options effective July 1, 2005. The press release included the Company's expectations of the negative impact of $0.03 or less on the Company's diluted EPS from continuing operations for 2005 as a result of the required adoption of SFAS No. 123R by July 1, 2005. In addition, the press release announced that the Company has repurchased an aggregate of 635,000 shares of its Common Stock in open market transactions under the Company's Board-approved stock repurchase program during the current quarter for a total cost of approximately $6.5 million. A copy of the text of the press release is attached as Exhibit 99.1 hereto. The information in Exhibit
99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information

     Under Rule 3-05 and Article 11 of Regulation S-X of the Securities and Exchange Commission (the "SEC"), no financial statements are required to be filed with respect to the Acquisition reported in Item 2.01 of this Current Report on Form 8-K.

(c)  Exhibits

     Exhibit No.    Description
     -----------    ------------------------------------------------------------

        2.1 Asset Purchase Agreement dated February 16, 2005 by and among Clarinet, Inc., Premiere Global Services, Inc., American Teleconferencing Services, Ltd., Conference-Call USA, LLC and Citizens Communications Company. (incorporated by reference from Exhibit 2.7 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC on March 15, 2005).

       99.1         Press Release of Premiere Global Services, Inc. dated March
                    15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PREMIERE GLOBAL SERVICES, INC.


Date: March 15, 2005                              By: /s/ Michael E. Havener
                                                      --------------------------
                                                      Michael E. Havener
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

     Exhibit No.    Description
     -----------    ------------------------------------------------------------

        2.1 Asset Purchase Agreement dated February 16, 2005 by and among Clarinet, Inc., Premiere Global Services, Inc., American Teleconferencing Services, Ltd., Conference-Call USA, LLC and Citizens Communications Company. (incorporated by reference to Exhibit 2.7 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and filed with the SEC on March 15, 2005).

       99.1         Press Release of Premiere Global Services, Inc. dated March
                    15, 2005.